                              SECOND AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------



     This Second Amendment to Credit Agreement (this "Amendment") is dated as of August 28, 1998 and entered into by and among U.S. XPRESS ENTERPRISES, INC.(the "Borrower"), the BANKS listed on the signature pages hereof (the "Lenders"), WACHOVIA BANK, N.A., as Administrative Agent, NATIONSBANK, N.A., as Syndication Agent, BANKBOSTON, N.A.,as Documentation Agent, and SUNTRUST BANK, CHATTANOOGA, N.A., as Co-Agent.


                                 W I T N E S S E T H:
                                 -------------------

     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of January 15, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 1998 ( as such Credit Agreement may be amended from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to permit certain Restricted Payments to be made;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     Section 1.  Amendment.   The terms of the Credit Agreement are hereby
     ---------   ----------
amended by deleting Section 6.15 of the Credit Agreement in its entirety and substituting the following therefore:

          "SECTION 6.15. Restricted Payments. The Borrower will not declare or
                         -------------------
make any Restricted Payment unless, after giving effect thereto, (a) the aggregate of all Restricted Payments declared or made since the Closing Date does not exceed an amount equal to the sum of (i)$1,000,000 plus (ii) 25% of cumulative Consolidated Net Income since the Closing Date, and (b) no Default shall be in existence or be created thereby; provided that the Borrower may, prior to December 31, 1998 and so long as no Default shall be in existence or be created thereby, repurchase up to 750,000 shares of its Class A common stock at a price per share not to exceed $16.00, and any such repurchase shall be excluded from the computations of this Section 6.15."

     Section 2.  Conditions Precedent.  This Second Amendment and the
     ---------   ---------------------
obligations of the Lenders evidenced hereunder shall not be effective until the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory in form and substance to the Administrative
Agent:

          (a) A Reaffirmation of Guaranty from each Subsidiary in substantially the form of Exhibit A-1 hereto; and

          (b) A Certificate executed by the Chief Executive Officer or Chief Financial Officer of the Borrower stating that, to the best of his knowledge and based upon an examination sufficient to enable him to make an informed statement, (i) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this Second Amendment to Credit Agreement, and
     (ii) no Default or Event of Default exists.

     Section 3.  Reference to and Effect on the Credit Agreement and the Other
     ---------   -------------------------------------------------------------
Loan Documents.
---------------

     (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

     Section 4.  Miscellaneous.
     ---------   --------------

     (a)  Section and Subsection Headings.   Section and Subsection headings
          --------------------------------
in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (b)  Governing Law.   This Amendment and the rights and obligations of the
          --------------
parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia.

     (c)  Counterparts; Effectiveness.  This Amendment may be executed in
          ----------------------------
any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization or delivery thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                 U.S. XPRESS ENTERPRISES, INC.


                                 By: ________________________________
                                 Title:


                                 WACHOVIA BANK, N.A.,
                                 as Lender and Administrative Agent


                                 By: ________________________________
                                 Title:

                                 By: ________________________________
                                 Title:


                                 NATIONSBANK, N.A.,
                                 as Lender and Syndication Agent


                                 By: ________________________________
                                 Title:


                                 BANKBOSTON, N.A.,
                                 as Lender and Documentation Agent


                                 By: ________________________________
                                 Title:

                                 By: ________________________________
                                 Title:

                                 SUNTRUST BANK, CHATTANOOGA, N.A.
                                 as Lender and Co-Agent


                                 By: ________________________________
                                 Title:


                                 AMSOUTH BANK


                                 By: ________________________________
                                 Title:


                                 CHASE BANK OF TEXAS, NATIONAL ASSOCIATION f/k/a Texas Commerce Bank National Association


                                 By: ________________________________
                                 Title:


                                 BANK OF AMERICA NATIONAL
                                 TRUST & SAVINGS ASSOCIATION


                                 By: ________________________________
                                 Title:


                                 ABN-AMRO BANK, N.A.

                                 By: ________________________________
                                 Title:


                                 FIRST AMERICAN NATIONAL BANK

                                 By: ________________________________
                                 Title:


                                 FIRST TENNESSEE BANK, N.A.

                                 By: ________________________________
                                 Title:

                                  EXHIBIT A-1

                           REAFFIRMATION OF GUARANTY


     THIS REAFFIRMATION OF GUARANTY dated as of August 28, 1998 executed and delivered by U.S. Xpress, Inc., a Nevada corporation, CSI/Crown, Inc., a Georgia corporation, JTI, Inc., a Tennessee corporation, Xpress Air, Inc., a Tennessee corporation, U.S. Xpress Leasing, Inc., a Tennessee corporation, PST Acquisition Corp., a Nevada corporation, and Victory Express, Inc., a Ohio corporation, (each a "Guarantor", and collectively, the "Guarantors"), in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

     WHEREAS, pursuant to that certain Credit Agreement dated as of January 15, 1998 (as the same may be amended, modified, supplemented or extended from time to time, the "Credit Agreement") by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Borrower") and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), NATIONSBANK, N.A., as Syndication Agent, BANKBOSTON, N.A., as Documentation Agent, and SUNTRUST BANK, CHATTANOOGA, N.A., as Co-Agent and certain other Banks from time to time party thereto, the Banks have made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

     WHEREAS, in connection with the Credit Agreement, each Guarantor executed and delivered a Guaranty dated as of January 15, 1998 (the "Guaranty") in favor of the Administrative Agent, providing for each such Guarantor's joint and several guaranty of repayment of an amount of the indebtedness and obligations of the Borrowers owing to the Administrative Agent and the Banks equal to the "Guaranteed Obligations" as that term is defined in the Guaranty;

     WHEREAS, the Borrower, the Banks, and the Administrative Agent have entered into that certain Second Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), to permit certain Restricted Payments by the Borrower;

     WHEREAS, each Guarantor has reviewed the Amendment;

     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Guarantor execute and deliver this Reaffirmation of Guaranty;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor hereby agrees as follows:

     Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Banks under the Guaranty and agrees that neither the transactions contemplated by the Amendment, nor any future agreements or arrangements whatsoever by the Administrative Agent and the Banks with the Borrower relating to the Credit

Agreement, any of the other Loan Documents, or any collateral thereunder, shall in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of the Guarantor thereunder.

     Section 2. References. Each Guarantor agrees that each reference to the Credit Agreement or any of the other Loan Documents shall be deemed to be a reference to the Credit Agreement or such other Loan Document as amended by the Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the respective Loan Document.

     Section 3. Defined Terms. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     IN WITNESS WHEREOF, this Reaffirmation of Guaranty is signed, sealed and delivered as of the date first written above.

                              U.S. XPRESS, INC.


                              By: ________________________________
                              Title:


                              CSI/CROWN, INC.


                              By: ________________________________
                              Title:


                              JTI, INC.


                              By: ________________________________
                              Title:

                              XPRESS AIR, INC.


                              By: ________________________________
                              Title:


                              U. S. XPRESS LEASING, INC.


                              By: ________________________________
                              Title:


                              PST ACQUISITION CORP.


                              By: ________________________________
                              Title:


                              VICTORY EXPRESS, INC.


                              By: ________________________________
                              Title: